UNITED STATES BANKRUPTCY COURT
SOUTHERN AND WESTERN DISTRICTS OF TEXAS
VICTORIA DIVISION

CASE NAME: BPZ Resources, Inc. PETITION DATE: 3/9/2015
CASE NUMBER: 15-60016

MONTHLY OPERATING REPORT SUMMARY FOR MONTH AUGUST ***YEAR 2015***

MONTH	MARCH	APRIL	MAY	JUNE	JULY	AUGUST
REVENUES (MOR-6)	0.00	0.00	0.00	0.00	0.00	0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(811,460.30)	(1,188,781.16)	(835,958.06)	(1,322,591.64)	(444,618,676.10)	476,531.91
NET INCOME (LOSS) (MOR-6)	(3,404,483.06)	(4,961,483.69)	(4,965,185.59)	(5,010,350.23)	(511,650,660.42)	433,025.16
PAYMENTS TO INSIDERS (MOR-9)	90,423.00	110,459.74	112,940.01	267,120.69	125,117.62	103,647.08
PAYMENTS TO PROFESSIONALS (MOR-9)	0.00	1,755.00	361,022.27	564,107.04	1,820,480.88	611,050.13
TOTAL DISBURSEMENTS (MOR-8)	6,347,346.58	9,402,919.80	851,525.72	1,438,002.56	2,415,224.52	883,147.35

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES ( ) NO (X)	__-__-__
LIABILITY	YES (X) NO ( )	15-Jun-2016
VEHICLE	YES ( ) NO (X)	__-__-__
WORKER'S	YES (X) NO ( )	15-Jun-2016
D&O	YES (X) NO ( )	15-Jun-2016
COMM. PROP.	YES (X) NO ( )	15-Jun-2016
CRIME	YES (X) NO ( )	15-Jun-2016
EMPLOYED LAWYERS	YES (X) NO ( )	15-Jun-2016
FOREIGN PACKAGE	YES ( ) NO (X)	__-__-__
EXCESS	YES ( ) NO (X)	__-__-__
EMPLOYMENT PRACTICE	YES (X) NO ( )	15-Jun-2016

ATTORNEY NAME: Walter J. Cicack
FIRM NAME: Hawash Meade Gaston Neese & Cicack LLP
ADDRESS: 2118 Smith Street
CITY, STATE, ZIP: Houston, Texas 77002
TELEPHONE/FAX: 713-658-9001 / 713-658-9011

	CIRCLE ONE
Are all accounts receivable being collected within terms?	(Yes) No
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (No)
Have any prepetition liabilities been paid?	(Yes) No
If so, describe: Paid in accordance with first day orders.	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	(Yes) No
If so, describe: Sold assets pursuant to court order	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization? The Debtor has filed a chapter 11 plan of liquidation.	

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED [signature]
J. Durkin Ledgard
(ORIGINAL SIGNATURE)

TITLE Chief Legal Officer

1560016150922000000000001

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

COMPARATIVE BALANCE SHEETS

ASSETS	March 9, 2015*		MARCH	APRIL	MAY	JUNE		JULY		AUGUST
CURRENT ASSETS										
Cash	$ 17,311,393.08	A	$ 10,996,905.26	$ 1,594,159.58	$ 787,665.29	$ 8,600,238.08		$ 12,985,507.00		$ 12,384,572.26
Accounts Receivable	-		-	-	-	-		9,250,000.00	F	9,250,000.00
Prepaid Expenses	1,836,435.29	B	148,625.78	99,281.74	65,793.46	445,981.89		429,938.12		340,833.86
Other	-		-	-	-	-				
TOTAL CURRENT ASSETS	$ 19,147,828.37		$ 11,145,531.04	$ 1,693,441.32	$ 853,458.75	$ 9,046,219.97		$ 22,665,445.12		$ 21,975,406.12
OTHER ASSETS										
1. Tax Deposits	$ -		$ -	$ -	$ -	$ -		$ -		$ -
2. Investments in Subsidiaries [C]	1,000.00		1,000.00	1,000.00	1,000.00	1,000.00		1,000.00		1,000.00
3. Intercompany Receivable [C, D]	227,525,326.56		231,436,212.36	237,329,709.63	233,516,231.49	191,254,354.87		49,654,308.01		49,654,308.01
4. Other	-		-	-	-	30,000,000.00	E	30,000,000.00		30,000,000.00
TOTAL ASSETS	$ 246,674,154.93		$ 242,582,743.40	$ 239,024,150.95	$ 234,370,690.24	$ 230,301,574.84		$ 102,320,753.13		$ 101,630,714.13

* Per Schedules and Statement of Affairs

Footnotes:

A - The Schedules reflect cash balances in the Debtor's bank accounts on the petition date. The amount herein is the general ledger cash balance and does not include cash held by affiliated companies controlled by the Debtor.

B - The Schedules do not include deferred debt issuance costs and certain non-refundable insurance pre-payments which are included herein.

C - Balances for Intercompany Receivable and Investments in Subsidiaries are calculated on a one-month lag and corrected the following month when non-debtor books are closed.

D - The Intercompany Receivable balance was adjusted (with a corresponding offset to Retained Earnings) in all periods presented to reflect a change in the Losses from Consolidated Subsidiaries through June.

E - This balance reflects the book value of the GE LM 6000 PD gas fired turbine packaged power units, for which ownership was transferred from Empresa Eléctrica Nueva Esperanza SRL (subsidiary) to BPZ Resources Inc. pursuant to bankruptcy court order.

F - This amount is a receivable resulting from the execution of the Purchase and Sale Agreements with Zorritos and Zedd, respectively, (as amended) as filed with the court.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	March 9, 2015*		MARCH	E	APRIL	MAY	JUNE	JULY	AUGUST
LIABILITIES									
POST-PETITION LIABILITIES(MOR-4)	$ -		$ 917,096.72		$ 2,100,190.20	$ 2,158,855.08	$ 2,945,088.96	$ 386,449,914.67	$ 389,495,193.94
PRE-PETITION LIABILITIES									
Notes Payable - Secured	$ -		$ -		$ -	$ -	$ -	$ -	$ -
Intercompany Payable	747,239.79		747,239.79		747,239.79	747,239.79	747,239.79	747,239.79	747,239.79
Unsecured Debt	224,903,290.09	A	223,225,834.35		223,225,834.35	223,225,834.35	223,225,834.35	223,225,834.35	223,225,834.35
Other	300,937.95	B	97,671.99		97,102.75	97,102.75	92,899.70	92,899.70	93,116.27
TOTAL PRE-PETITION LIABILITIES	225,951,467.83		224,070,746.13		224,070,176.89	224,070,176.89	224,065,973.84	224,065,973.84	224,066,190.41
TOTAL LIABILITIES	**$ 225,951,467.83**		**$ 224,987,842.85**		**$ 226,170,367.09**	**$ 226,229,031.97**	**$ 227,011,062.80**	**$ 610,515,888.51**	**$ 613,561,384.35**
OWNER'S EQUITY (DEFICIT)									
PREFERRED STOCK	$ -		$ -		$ -	$ -	$ -	$ -	$ -
COMMON STOCK	573,188,849.45		573,465,545.95		573,685,912.95	573,938,972.95	574,098,176.95	574,263,189.95	570,094,629.95
RETAINED EARNINGS: Filing Date[C,*]	(552,466,162.35)		(552,466,162.35)		(552,466,162.35)	(552,466,162.35)	(552,466,162.35)	(552,466,162.35)	(552,466,162.35)
RETAINED EARNINGS: Post Filing Date[C]			(3,404,483.06)		(8,365,966.75)	(13,331,152.34)	(18,341,502.57)	(529,992,162.99)	(529,559,137.83)
TOTAL OWNER'S EQUITY (NET WORTH)	20,722,687.10	D	17,594,900.54		12,853,783.85	8,141,658.26	3,290,512.03	(508,195,135.39)	(511,930,670.23)
TOTAL LIABILITIES & OWNERS EQUITY	**$ 246,674,154.93**		**$ 242,582,743.39**		**$ 239,024,150.94**	**$ 234,370,690.23**	**$ 230,301,574.83**	**$ 102,320,753.12**	**$ 101,630,714.13**

* Per Schedules and Statement of Affairs

Footnotes:

A - The Schedules report unsecured debt on a net basis. The unsecured debt herein include discounts, prepayments and other adjustments held on the Debtor's books.
B - The Schedules do not include accrued liabilities that the subsidiaries keep on their books.
C - Retained earnings are calculated on a one-month lag and corrected the following month when non-debtor books are closed through June. Beginning in July all activity of subsidiaries are reflected currently.
D - The Schedules reflect Owner's Equity in subsidiaries directly held by the Debtor.
E - The Retained Earnings balance was adjusted (with corresponding offset to Intercompany Receivable through June and in July in Post-Petition Liabilities as Intercompany Payable) in all periods presented to reflect a change in the Losses from Consolidated Subsidiaries.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

SCHEDULE OF POST-PETITION LIABILITIES

	MARCH		APRIL		MAY		JUNE		JULY		AUGUST	
TRADE ACCOUNTS PAYABLE	$ 6,337.97	A	$ 538,274.68		$ 742.61		$ 190.04		$ -		$ -	
TAX PAYABLE												
Federal Payroll Taxes	-		-		-		-		-			
State Payroll Taxes	-		-		-		-		-			
Ad Valorem Taxes	-		-		-		-		-			
Other Taxes	-		-		-		-		-			
TOTAL TAXES PAYABLE	$ -		$ -		$ -		$ -		$ -		$ -	
INTERCOMPANY PAYABLE	-		-		-		250,000.00	C	383,561,097.99	D	383,646,903.46	D
SECURED DEBT POST-PETITION	-		-		-		-		-			
ACCRUED INTEREST PAYABLE	-		-		-		-		-			
ACCRUED PROFESSIONAL FEES & EXPENSES*	580,153.04	B	1,261,978.75	B	1,937,681.01	B	2,544,787.04	B	2,852,163.97	B	5,574,205.21	B
OTHER ACCRUED LIABILITIES												
1. Employee Wages, Benefits & Expenses	173,828.30		194,612.21		50,123.60		98,417.62		17,664.21		5,475.11	
2. Utilities Liabilities	-		-		3,411.24		3,524.47		-		2,560.29	
3. Insider Wages, Benefits & Expenses	52,483.98		105,324.56		160,668.25		38,770.24		16,912.08		6,478.17	
4. G&A Liabilities	100,052.63		-		6,227.97		9,399.55		-		9,571.70	
5. Other Trade Liabilities	4,240.80		-		0.40		-		2,076.42		250,000.00	E
TOTAL POST-PETITION LIABILITIES (MOR-3)	$ 917,096.73		$ 2,100,190.20		$ 2,158,855.08		$ 2,945,088.96		$ 386,449,914.67		$ 389,495,193.94	

*Payment requires Court Approval

A - The financial statements for March have been restated to reflect adjustments associated with pre and post petition invoices received after the last filing and changes to accrued liabilities.
B - Professional fees and expenses includes estimates.
C - This payable is presented herein for GAAP purposes. This balance is related to a cash receipt for the benefit of a 100% wholly-owned subsidiary.
D - In addition to the amount in Note C, the balance is related to an amount payable to a 100% wholly owned subsidiary.
E - This liability is composed of funds received from Zorritos that would be due back to them, in the event the SMC Ecuador transaction does not close.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

AGING OF POST-PETITION LIABILITIES
MONTH AUGUST

DAYS	TOTAL	Intercompany Payable	Accrued Liabilities [A]	Employee Wages, Benefits & Expenses	Insider Wages, Benefits & Expenses	Utilities Liabilities	G&A Liabilities	Other & Trade Liabilities
0-30	$ 389,495,193.94	$ 383,646,903.46	$ 1,785,642.01	$ 5,475.11	$ 6,478.17	$ 2,560.29	$ 9,571.70	$ 4,038,563.20
31-60	-	-	-	-	-	-	-	-
61-90	-	-	-	-	-	-	-	-
91+	-	-	-	-	-	-	-	-
TOTAL	$ 389,495,193.94	$ 383,646,903.46	$ 1,785,642.01	$ 5,475.11	$ 6,478.17	$ 2,560.29	$ 9,571.70	$ 4,038,563.20

AGING OF ACCOUNTS RECEIVABLE

MONTH	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPTEMBER	OCTOBER
0-30 DAYS	$ -	$ -	$ -	$ -				
31-60 DAYS	-	-	-	-				
61-90 DAYS	-	-	-	-				
91+ DAYS	-	-	-	-				
TOTAL	$ -	$ -	$ -	$ -				

Footnotes:
A - Accrued post-petition liabilities on the Debtor's books include estimated amounts related to professional fees and other G&A costs.

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

STATEMENT OF INCOME (LOSS)

	MARCH [A] 3/10/15 - 3/31/15	APRIL	MAY	JUNE	JULY	AUGUST	FILING TO DATE
REVENUES (MOR-1)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
I/C BILLINGS	504,005.71	666,371.22	315,750.22	425,882.14	-	-	1,912,009.29
TOTAL COST OF REVENUES	-	-	-	-	-	-	-
GROSS PROFIT	$ 504,005.71	$ 666,371.22	$ 315,750.22	$ 425,882.14			$ 1,912,009.29
OPERATING EXPENSES:							
Selling & Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General & Administrative [E]	486,502.47	402,615.35	(4,385.54)	173,121.09	129,685.03	(278,210.21)	909,328.19
Insiders Compensation [E]	295,521.21	263,837.00	543,401.28	285,937.62	249,593.11	(3,552,699.03)	(1,914,408.81)
Professional Fees	488,679.40	1,070,167.00	561,341.86	1,200,738.53	2,222,666.25	3,338,607.26	8,882,200.30
GG&E	44,762.93	118,533.03	51,350.68	88,676.54	185,900.33	(1,528.65)	487,694.86
OTHER	-	-	-	-	441,830,831.38	17,298.72	441,848,130.10
TOTAL OPERATING EXPENSES	$ 1,315,466.01	$ 1,855,152.38	$ 1,151,708.28	$ 1,748,473.78	$ 444,618,676.10	$ (476,531.91)	$ 450,212,944.64
INCOME/(LOSS) BEFORE INT, DEPR/TAX (MOR-1)	$ (811,460.30)	$ (1,188,781.16)	$ (835,958.06)	$ (1,322,591.64)	$ (444,618,676.10)	$ 476,531.91	$ (448,300,935.35)
INTEREST EXPENSE	-	-	-	-	-	-	-
(INCOME)/LOSS FROM INVESTMENTS IN SUBS [B,D]	2,567,714.85	3,691,749.08	4,099,165.79	3,636,995.84	67,031,984.44	43,506.75	81,071,116.75
OTHER (INCOME) EXPENSE* [C]	(319.74)	(174.12)	(0.17)	(0.17)	(0.12)	-	(494.32)
OTHER ITEMS**	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS	2,567,395.11	3,691,574.96	4,099,165.62	3,636,995.67	67,031,984.32	43,506.75	81,070,622.43
NET INCOME/(LOSS) BEFORE TAXES	$ (3,378,855.41)	$ (4,880,356.12)	$ (4,935,123.68)	$ (4,959,587.31)	$ (511,650,660.42)	$ 433,025.16	$ (529,371,557.78)
FEDERAL INCOME TAXES	-	-	-	-	-	-	-
DEFFERED FOREIGN INCOME TAXES	25,627.65	81,127.57	30,061.91	50,762.92	-	-	187,580.05
NET INCOME (LOSS) (MOR-1)	$ (3,404,483.06)	$ (4,961,483.69)	$ (4,965,185.59)	$ (5,010,350.23)	$ (511,650,660.42)	$ 433,025.16	$ (529,559,137.83)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* *Footnote Mandatory.*

** *Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.*

Footnotes:

A - The financial statements for March have been restated to reflect adjustments associated with pre and post petition invoices received after the last filing and changes to accrued liabilities.

B - (Income)/Loss from Investments in Subs are calculated on a one-month lag.

C - Interest income related to Raymond James Investment and ESPP accounts.

D - From July and forward, (Income)/Loss from Investments in Subs are calculated on a current basis

E - Reversal of expense due to voluntary relinquishment of share-based awards by certain U.S. employees and directors

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

CASH RECEIPTS AND DISBURSEMENTS	MARCH 3/10/15 - 3/31/15	APRIL	MAY	JUNE	JULY	AUGUST		FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 17,311,393.08	$ 10,996,905.26	$ 1,594,159.58	$ 787,665.29	$ 8,600,238.08	$ 12,985,507.00		$ 17,311,393.08
RECEIPTS:								
2. CASH SALES	-	-	-	-	-	-		-
3. COLLECTION OF ACCOUNTS RECEIVABLE	-	-	-	-	-	-		-
4. LOANS & ADVANCES (attach list)	-	-	-	-	-	-		-
5. INTEREST RECEIPTS	319.74	174.12	0.17	0.17	0.12	-		494.32
6. OTHER RECEIPTS (attach list)	-	-	18,587.58	610.18	2,164.29	282,077.61	A	303,439.66
7. VOIDED CHECK RECAPTURE	32,539.02	-	26,443.68	-		135.00		59,117.70
8. RECEIPTS FROM SUBSIDIARIES	-	-	-	9,249,965.00	6,798,329.03	-		16,048,294.03
TOTAL RECEIPTS**	$ 32,858.76	$ 174.12	$ 45,031.43	$ 9,250,575.35	$ 6,800,493.44	$ 282,212.61		$ 16,411,345.71
(Withdrawal) Contribution by Individual Debtor MFR-2*	-	-	-	-				-
DISBURSEMENTS:								
9. SALARIES & PAYROLL TAXES PAID	$ 266,499.12	$ 282,576.31	$ 289,474.68	$ 195,191.49	$ 399,608.56	$ 179,815.91		$ 1,613,166.07
10. EMPLOYEE BENEFITS PAID	74,166.02	61,943.88	118,096.00	60,035.65	76,927.10	12,449.10		403,617.75
11. EMPLOYEE EXPENSE REIMBURSEMENT	323.00	2,829.60	3,303.57	3,875.54	1,989.10	1,299.19		13,620.00
12. UTILITIES & TELEPHONE	5,136.96	7,891.06	1,374.07	4,971.76	6,290.24	2,986.51		28,650.60
13. GENERAL & ADMINISTRATIVE	1,221.48	28,683.15	63,255.13	453,087.21	109,928.64	55,546.51		711,722.12
14. BOARD OF DIRECTORS	-	-	-	156,733.87	-	-		156,733.87
15. INTERCOMPANY OUTFLOWS	6,000,000.00	9,000,000.00	-	-	-	-		15,000,000.00
16. OTHER DISBURSEMENTS	-	-	-	-	-	-		-
17. GG&E	-	4,240.80	-	-	-	-		4,240.80
18. TAXES	-	-	15,000.00	-	-	-		15,000.00
TOTAL DISBURSEMENTS FROM OPERATIONS	$ 6,347,346.58	$ 9,388,164.80	$ 490,503.45	$ 873,895.52	$ 594,743.64	$ 252,097.22	B	$ 17,946,751.21
19. PROFESSIONAL FEES	$ -	$ 1,755.00	$ 361,022.27	$ 564,107.04	$ 1,820,480.88	$ 611,050.13		$ 3,358,415.32
20. U.S. TRUSTEE FEES	-	13,000.00	-	-	-	20,000.00		33,000.00
21. OTHER REORGANIZATION EXPENSES (attach list)	-	-	-	-	-	-		-
TOTAL DISBURSEMENTS**	$ 6,347,346.58	$ 9,402,919.80	$ 851,525.72	$ 1,438,002.56	$ 2,415,224.52	$ 883,147.35		$ 21,338,166.53
22. NET CASH FLOW	$ (6,314,487.82)	$ (9,402,745.68)	$ (806,494.29)	$ 7,812,572.79	$ 4,385,268.92	$ (600,934.74)		$ (4,926,820.82)
23. CASH - END OF MONTH (MOR-2)	$ 10,996,905.26	$ 1,594,159.58	$ 787,665.29	$ 8,600,238.08	$ 12,985,507.00	$ 12,384,572.26		$ 12,384,572.26

* Applies to Individual debtors only
**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Footnotes:

A - Other receipts consist of:

$7,074.61	Refund from health insurance provider.
275,003.00	Receipt of funds for sale of LOTE XIX, XXII, Z-1 & Z-1 OIL and potential sale of SMC Ecuador
$282,077.61	Total Other Receipts

B - Excludes deposits received in connection with the sales process. These deposits are not property of the estate pursuant to bankruptcy court order.

MOR-7

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

CASH ACCOUNT RECONCILIATION
MONTH OF AUGUST

BANK NAME	Compass Bank	Raymond James	Raymond James	Wells Fargo	Frost Bank	Frost Bank	Petty Cash	
ACCOUNT NUMBER	XXXXXX3429	XXXXXX3599	XXXXXX5147	XXXXXX8832	XXXXXX4228	XXXXXX4198	N/A	
ACCOUNT TYPE	*OPERATING*	*INVESTMENT* [A]	*ESPP*	*CHECKING*	*OPERATING*	*DEPOSIT* [B]		*TOTAL*
BANK BALANCE	$ -	$ -	$ 0.12	$ 995.00	$ 12,140,066.04	$ 275,389.00	N/A	$ 12,416,450.16
CASH ON HAND							$ 384.31	384.31
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	-	-	-	-	32,262.21	-	-	32,262.21
ADJUSTED BANK BALANCE	$0.00	$ -	$ 0.12	$ 995.00	$ 12,107,803.83	$ 275,389.00	$ 384.31	$ 12,384,572.26
BEGINNING CASH - PER BOOKS	$ 500.00	$ -	$ 0.12	$ 995.00	$ 12,983,241.57	$ 386.00	$ 384.31	$ 12,985,507.00
RECEIPTS*		-			7,209.61	275,003.00	-	282,212.61
TRANSFERS BETWEEN ACCOUNTS	(372.25)	-		-	372.25	-		-
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	-	-	-	-	-	-		-
CHECKS/OTHER DISBURSEMENTS*	127.75	-	-	-	883,019.60	-		883,147.35
ENDING CASH - PER BOOKS	$ -	$ -	$ 0.12	$ 995.00	$ 12,107,803.83	$ 275,389.00	$ 384.31	$ 12,384,572.26

Footnotes:
A - The Raymond James Investment account holds certain investment shares and maintains a zero cash balance.
B - Formerly titled as a "Tax" account, however, all taxes are paid out of the Frost Operating account.

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

MOR-8

CASE NAME: BPZ Resources, Inc.
CASE NUMBER: 15-60016

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS NAME	POSITION	COMP TYPE	MARCH 3/10/15 - 3/31/15	APRIL	MAY	JUNE	JULY	AUGUST
1. Manuel P. Zuniga-Pflucker	Chief Executive Officer	Salary	$ 40,000.00	$ 40,000.00	$ 40,000.00	$ 40,000.00	$ 40,000.00	$ -
2. Manuel P. Zuniga-Pflucker	Chief Executive Officer	Expense Reimbursement	-	-	-	-	-	-
3 Manuel P. Zuniga-Pflucker	Chief Executive Officer	Vacation Pay Out	-	-	-	-	9,230.77	-
4. J. Durkin Ledgard	Chief Legal Officer	Salary	25,000.00	25,000.00	25,000.00	25,000.00	25,000.00	25,000.00
5. J. Durkin Ledgard	Chief Legal Officer	Expense Reimbursement	-	283.93	975.48	-	-	1,832.18
6. Richard S. Menniti	Chief Financial Officer	Salary	25,000.00	25,000.00	25,000.00	25,000.00	25,000.00	-
7. Richard S. Menniti	Chief Financial Officer	Expense Reimbursement	423.00	239.47	1,239.42	24.00	83.12	-
8. Richard S. Menniti	Chief Financial Officer	Vacation Pay Out	-	-	-	-	5,769.23	-
9 Richard S. Menniti	Chief Financial Officer	Severance	-	-	-	-	-	75,000.00
10. Estuardo Alvarez-Calderon	VP of Exploration and Operations	Salary	-	19,791.68	19,791.68	19,791.68	15,467.19	-
11. Estuardo Alvarez-Calderon	VP of Exploration and Operations	Expense Reimbursement	-	144.66	933.43	571.14	-	-
12. Estuardo Alvarez-Calderon	VP of Exploration and Operations	Vacation Pay Out	-	-	-	-	4,567.31	-
13. James B. Taylor	Chairman and Member of Technical Committee	Board Member Payment	-	-	-	25,117.61	-	-
14. John J. Landrum III	Director, Chairman of Audit Committee and Member of Nominating & Corporate Governance Committee	Board Member Payment	-	-	-	20,789.65	-	-
15. Stephen C. Beasley	Director, Chairman of Compensation Committee and Member of Audit Committee	Board Member Payment	-	-	-	20,016.80	-	-
16. Stephen C. Beasley	Director, Chairman of Compensation Committee and Member of Audit Committee	Expense Reimbursement	-	-	-	-	-	917.70
17. Stephen Brand	Director, Chairman of Technical Committee and Member of Compensation Committee	Board Member Payment	-	-	-	20,171.37	-	-
18. Stephen Brand	Director, Chairman of Technical Committee and Member of Compensation Committee	Expense Reimbursement	-	-	-	-	-	897.20
19. Robert Sovine	Director, Chairman of Nominating & Corporate Governance Committee and Member of Compensation Committee	Board Member Payment	-	-	-	18,548.39	-	-
20. Dennis G. Strauch	Director, Member of Nominating & Corporate Governance Committee and Member of Technical Committee	Board Member Payment	-	-	-	17,389.11	-	-
21. Richard Spies	Director and Member of Technical Committee	Board Member Payment	-	-	-	16,693.55	-	-
22. Jerelyn Eagan	Director, Member of Audit Committee and Member of Compensation Committee	Board Member Payment	-	-	-	18,007.39	-	-
TOTAL INSIDERS (MOR-1)			$ 90,423.00	$ 110,459.74	$ 112,940.01	$ 267,120.69	$ 125,117.62	$ 103,647.08

PROFESSIONALS NAME/ORDER DATE		MARCH 3/10/15 - 3/31/15	APRIL	MAY	JUNE	JULY	AUGUST
1. Stroock & Stroock & Lavan LLP	3/25/2015	$ -	$ -	$ 276,909.16	$ 198,588.02	$ 1,133,584.12	$ -
2. Houlihan Lokey Capital, Inc.	3/25/2015	-	-	-	116,615.44	122,169.04	-
3. Opportune LLP	4/2/2015	-	-	37,000.52	60,000.00	100,000.00	100,000.00
4. Baker & Hostetler LLP	3/25/2015	-	-	-	-	144,373.74	130,606.77
5. Hawash Meade Gaston Neese & Cicack LLP	3/11/2015	-	-	4,081.00	-	4,607.55	5,727.08
6. Kurtzman Carson Consultants LLC	3/26/2015	-	-	43,031.59	61,566.18	8,860.99	12,783.11
7. Akin Gump Strauss Hauer & Feld LLP						200,100.44	344,814.93
8. Mayer Brown LLP (OCP)	4/7/2015	-	1,755.00	-	-	-	17,118.24
9. Seyfarth Shaw LLP (OCP)	4/7/2015	-	-	-	112,929.40	-	-
10. Herman & Sexton, P.C. (OCP)	4/7/2015	-	-	-	7,800.00	7,800.00	-
11. AXIA Partners, LP (OCP)	4/10/2015	-	-	-	1,200.00	-	-
12. BDO USA, LLP (OCP)	4/7/2015	-	-	-	5,408.00	98,985.00	-
TOTAL PROFESSIONALS (MOR-1)		$ -	$ 1,755.00	$ 361,022.27	$ 564,107.04	$ 1,820,480.88	$ 611,050.13